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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 March 11, 1998



                         PHILIP MORRIS COMPANIES INC.
            (Exact name of registrant as specified in its charter)


           Virginia                     1-8940             13-3260245
   (State or other jurisdiction       (Commission        (IRS Employer
       of incorporation)              File Number)    Identification No.)


   120 Park Avenue, New York, New York                              10017-5592
 (Address of principal executive offices)                           (Zip Code)



      Registrant's telephone number, including area code:  (212) 880-5000


         _____________________________________________________________
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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     Philip Morris Companies Inc. has filed with the Securities and Exchange
Commission (the "Commission") a Prospectus dated February 19, 1998 and a Prospectus Supplement dated March 11, 1998 (Registration Statement Nos. 333-16955 and 333-35143) in connection with the public offering of $800,000,000 aggregate principal amount of its Puttable Reset Securities PURS(SM) due March 15, 2010 (the "Bonds"). The purpose of this Current Report on Form 8-K is to file with the Commission the form of the Bonds and the form of Calculation Agency Agreement and certain other documents related to such offering.


Item 7.   Exhibits.
------    --------

     4.   Form of Puttable Reset Securities PURS(SM) due March 15, 2010.

     10. Form of Calculation Agency Agreement between Philip Morris Companies Inc. and Goldman, Sachs & Co. dated as of March 16, 1998.

     23.  Consent of Sutherland, Asbill & Brennan LLP.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PHILIP MORRIS COMPANIES INC.



                                    By:      /s/ G. Penn Holsenbeck
                                        ---------------------------------------
                                          G. Penn Holsenbeck, Vice President,
                                             Associate General Counsel and
                                                  Corporate Secretary


Date: March 13, 1998

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